Subsequent events	12 Months Ended
Jul. 31, 2025
Subsequent events [Abstract]
Subsequent events
20.	Subsequent events
Issuance of shares
In August 2025, the Company issued 300,000 shares in accordance with the ELOC Agreement with Helena I (Note 7) for gross proceeds of $756,607. $189,152 of the gross proceeds are used to repay the Crypto Strategy Convertible Debt (Note 9).
Reverse stock split
On August 8, 2025, the Company completed a reverse stock split of the Company’s common stock at a ratio of one-for-ten basis. All current and comparative references to the number of common stock, warrants, options, RSUs, weighted average number of common stock, and loss per share have been retrospectively adjusted to give effect to this reverse stock split.
Amendment to strategic partnership agreement with Devvio
On October 28, 2025, the Company further amended the strategic partnership agreement with Devvio (Note 18) such that the rights and obligations under the existing strategic partnership agreement relating to royalty payments, with the exception of confidentiality obligations in the amendment, are fully settled, discharged and of no further force or effect.
The strategic partnership agreement is amended to establish a strategic token program between the parties, whereby the Company agrees to purchase DevvE tokens annually in the amount of $1,000,000 in 2025, and $1,270,000 in each of 2026 and 2027 (the “Purchase Amounts”). The amount of DevvE tokens purchased will be determined by 10-day VWAP price (the “Purchase Price”). In connection with the purchases, the Company will also receive warrants to acquire additional DevvE tokens equal to 25% of the Purchase Amounts, exercisable at the same Purchase Price, for 3 years from each purchase date.